SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                September 1, 2005
                -----------------------------------------------
                Date of Report (Date of earliest event reported)


                              Fedders Corporation
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             (Exact name of Registrant as specified in its charter)


          Delaware                     1-8831                  22-2572390
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(State or other jurisdiction    (Commission File No.)     (IRS Employer
  of Incorporation)                                      Identification Number)


                             505 Martinsville Road
                     Liberty Corner, New Jersey 07938-0813
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          (Address of principal executive offices, including zip code)


                                 (908) 604-8686
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)


[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

         Fedders Corporation (the "Company") announced on August 31, 2005 that it has reached an agreement in principle with holders representing more than a majority in principal amount of Fedders North America's $155 million principal amount of 9 7/8% Senior Notes due 2014 (the "Senior Notes") on a waiver of the existing event of default under the Senior Notes. The event of default results from the Company's failure to timely file its Form 10-K for the year ended December 31, 2004, as previously announced on June 30, 2005, and other defaults resulting from its failure to timely file its subsequent quarterly reports. The Company has also reached agreement in principle with its senior lender with respect to the waiver under the Senior Notes and a waiver of the default under its agreement with the senior lender, also related to the failure to timely file the Form 10-K and subsequent quarterly reports. Both agreements are subject to completion of final documentation and there can be no assurance that the Company will reach a final agreement with the holders of the Senior Notes and the Company's senior lender. The Company will not make the September 1, 2005 interest payment due on its Senior Notes until final documentation concerning the waiver is completed with the holders of the Senior Notes. The Company intends to make the interest payment promptly following receipt of the requisite waiver.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit 99.1 Press release of Fedders Corporation dated August 31, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FEDDERS CORPORATION


Dated: September 1, 2005                   By: /s/ Kent E. Hansen
                                              ---------------------------
                                              Name:  Kent E. Hansen
                                              Title: Executive Vice President

                                 EXHIBIT INDEX

Exhibit No.

Exhibit 99.1   Press release of Fedders Corporation dated August 31, 2005.